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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                Amendment No. 1
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2008

                            HAMPSHIRE GROUP, LIMITED
             (Exact name of Registrant as specified in its charter)

           Delaware                     000-20201              06-0967107
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                              Identification No.)

       1924 Pearman Dairy Road Anderson, South Carolina              29625
           (Address of principal executive offices)               (Zip code)

                                 (864) 231-1200
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Explanatory Note

Hampshire Group, Limited (the "Company") filed a Current Report on Form 8-K with the Securities and Exchange Commission on May 5, 2008 (the "Original Filing") under Items 1.01, 5.02 and 9.01. The Company is filing this Amendment No. 1 on Form 8-K/A to the Original Filing to provide additional information under Item
5.02 that is now available. Items 1.01 and 9.01 in the Original Filing are not being amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on April 29, 2008, the Executive Committee (the "Committee") of the Board of Directors (the "Board") of the Company, pursuant to the Bylaws of the Company, expanded the Board to eight directors and elected Michael Culang, Richard Mandell and Herbert Elish as directors to fill the three new vacancies.

On June 5, 2008, the Committee reconstituted the committees of the Board and appointed Messrs. Culang, Mandell and Elish to the committees as follows:

Executive Committee: Michael C. Jackson (chairman), Joel Goldberg, Irwin W. Winter, Harvey L. Sperry, Mr. Culang, Mr. Mandell and Mr. Elish.

Audit Committee: Mr. Winter (chairman), Mr. Mandell and Mr. Elish.

Compensation Committee: Mr. Goldberg (chairman), Mr. Jackson and Mr. Winter.

Nominating Committee: Mr. Sperry (chairman), Mr. Goldberg, Mr. Winter, Mr. Jackson, Mr. Mandell and Mr. Elish.

Independent Committee: Mr. Sperry (chairman), Mr. Winter, Mr. Mandell and Mr. Elish.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   HAMPSHIRE GROUP, LIMITED


                                   By:  /s/ Jonathan W. Norwood
                                        ----------------------------------------
                                        Name:  Jonathan W. Norwood
                                        Title: Vice President, Treasurer and
                                               Chief Financial Officer


Dated: June 6, 2008